Exhibit 10.8
SECURITY AGREEMENT
(Revenue)

THIS SECURITY AGREEMENT (this “Agreement”), is made as of this ________ day of August, 2012, by and among ECHO THERAPEUTICS, INC., a Delaware corporation, with an address of  8 Penn Center, 1628 JFK Blvd., Suite 300, Philadelphia, PA 19103 (the “Maker”), SONTRA MEDICAL, INC., a Delaware corporation, with an address of c/o Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Blvd., Suite 300, Philadelphia, PA 19103 (the “Guarantor” and, together with the Maker, collectively the “Debtors”), and PLATINUM-MONTAUR LIFE SCIENCES, LLC, a Delaware limited liability company, with an address of 152 West 57th Street, 4th Floor,  New York, NY 10019 (the “Secured Party”).

WHEREAS, the  Maker and the Secured Party are entering into that certain Loan Agreement (the “Loan Agreement”), pursuant to which the Secured Party shall extend credit to the Maker and the Maker shall issue a promissory note to the Secured Party in the principal amount of $20,000,000 (as amended, restated, supplemented or otherwise modified, the “Note”);

WHEREAS, pursuant to a guaranty agreement dated on or about the date hereof (the “Guaranty”), the Guarantor has agreed to guarantee the obligations of the Maker under the Note to the Secured Party;

WHEREAS, in order to induce the Secured Party to extend the loans evidenced by the Note, each Debtor has agreed to execute and deliver to the Secured Party this Agreement and to grant the Secured Party a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Maker’s obligations under the Note and the  Guarantor’s obligations under the Guaranty.

WHEREAS, the Secured Party is not willing to enter into the Loan Agreement unless the obligations under the Note are secured by a pledge and perfected security interest in the Collateral (as defined below); and

WHEREAS, the Maker is willing to secure its obligations under the Note and the Guarantor is willing to secure its obligations under the Guaranty in favor of the Secured Party.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1 - DEFINITIONS

Section 1.1	Terms Generally

All capitalized terms used herein or in any certificate or other document delivered pursuant hereto shall have the meanings assigned to them below (unless otherwise defined herein).  Except as otherwise defined herein, capitalized terms used herein shall have the respective meanings given in the Loan Agreement.

Section 1.2	Certain Terms

As used herein, the following terms have the following meanings:

“Accounts” shall have the meaning given thereto in the UCC.

“Collateral”  is defined in Article 2 below.

“Event of Default”  is defined in Article 6  below.

“Lien”  means any mortgage, pledge, security interest, lien or other charge or encumbrance of any kind or nature upon or with respect to any property.

“Necessary Endorsement” means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request.

“Obligation(s)” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of any Debtor to the Secured Party under this Agreement, the Loan Agreement, the Note, the Guaranty and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time, but specifically excluding any liability or obligation of any Debtor to the Secured Party relating to preferred stock or securities convertible into common stock.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on, the Note and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Note, the Guaranty and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor; and (iv) all Obligations under and as defined in the Loan Agreement.

“Organizational Documents” means, with respect to any Debtor, the documents by which such Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

“Permitted Liens” shall have the meaning assigned to such term in the Loan Agreement.

“Revenue” means (i) all rights of the Debtors to payment of monetary obligations, including rights to payment for goods and general intangibles sold, leased, licensed, assigned or otherwise disposed of; (ii) all rights of the Debtors to payment for services rendered or to be rendered; (iii) all rights of the Debtors under all documents and instruments and all sums of money or other proceeds due or becoming due thereon to the extent the same result from the sale, license or other disposition of property, products or services, and all rights pertaining to and interest in such documents and instruments; (iv) all other rights and claims of the Debtors to the payment of money, under contracts or otherwise; all rights of the Debtors to payment evidenced by chattel paper or an instrument to the extent the same result from the sale, license or other disposition of property, products or services; (v) all deposit accounts of the Debtors to the extent that such deposit accounts contain any of the foregoing items; and (vi) all other property constituting Accounts.

“Transaction Documents” means and includes the Note, the Loan Agreement, the Guaranty, the “Loan Documents” defined in the Loan Agreement, and all documents and instruments executed and delivered in connection therewith, in each case, as amended, restated, supplemented or otherwise modified.

“Uniform Commercial Code” or “UCC”  means the Uniform Commercial Code as in effect in the State of New York.

Section 1.3	UCC Terms

As used herein, each of the following terms, whether or not capitalized, has the meaning specified in the Uniform Commercial Code:

(a)	Chattel Paper;
(b)	Documents;
(c)	Electronic Chattel Paper;
(d)	Instruments.

ARTICLE 2 - Grant

As an inducement for the Secured Party to extend the loans evidenced by the Note and to secure the payment and performance of the Obligations, each Debtor hereby assigns and pledges to the Secured Party all of such Debtor’s rights, title and interest in, and grants to the Secured Party a continuing security interest in: (a) all Revenue; and (b) all additions, accessions, accessories, amendments, attachments, modifications, substitutions, and replacements, proceeds and products of any of the foregoing (all of the foregoing, collectively the “Collateral”).

ARTICLE 3 - Delivery of Certain Collateral

Contemporaneously with or prior to the execution of this Agreement, each Debtor shall deliver or cause to be delivered to the Secured Party any and all certificates and other instruments representing or evidencing the Collateral, together with all Necessary Endorsements.

ARTICLE 4 - Representations, Warranties and Covenants

Each Debtor represents and warrants to, and covenants and agrees with, the Secured Party as follows, each of which representations, warranties and covenants shall be continuing and in force so long as any Obligations remain outstanding:

Section 4.1	Ownership and Location of Collateral; Absence of Liens and Restrictions

Each Debtor is the sole legal and equitable owner of the Collateral pledged by such Debtor hereunder, holding good and marketable title to the same free and clear of all Liens except for the security interests granted hereunder and Permitted Liens, and has legal power and authority to execute, deliver and perform its obligations hereunder, and to collaterally assign, deliver and create a security interest in the Collateral in the manner herein contemplated. Except for the restrictions set forth herein and in the Note and as may exist in respect of the Permitted Liens, the Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.

Section 4.2	Legal, Valid and Binding Agreement; No Conflicts

  The execution, delivery and performance by each Debtor of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtor.  This Agreement has been duly executed by each Debtor.  This Agreement constitutes the legal, valid and binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

The execution, delivery and performance of this Agreement by the Debtors do not (i) violate any of the provisions of any Organizational Documents of any Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Debtor's debt or otherwise) or other understanding to which any Debtor is a party or by which any property or asset of any Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of any Debtor) necessary for any Debtor to enter into and perform its obligations hereunder have been obtained.

Section 4.3	First Priority Security Interest

This Agreement, together with the filing of Uniform Commercial Code financing statements in the office of the Secretary of State of each Debtor’s state of formation, creates a valid and continuing first lien on and perfected security interest in the Collateral (except for property located in the United States in which a security interest may not be perfected by filing under the Uniform Commercial Code), prior to all other Liens (other than Permitted Liens), and is enforceable as such against creditors of the Debtors, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property.  No written claim has been received by any Debtor that any Collateral or Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to any Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

Section 4.4	Sales and Further Liens

The Debtors shall not grant or permit to exist any Liens on any of the Collateral other than Permitted Liens.  The Debtors shall not sell, grant, assign or transfer any interest in, any of the Collateral to any person or entity other than the Secured Party.  Each  Debtor shall defend its title to and the Secured Party’s interest in the Collateral against all material and adverse claims and take any action necessary to remove any Liens other than Permitted Liens.

Section 4.5	Inspection; Verification of Accounts

Each Debtor shall at all reasonable times and upon reasonable notice allow the Secured Party to examine, inspect or make extracts from or copies of such Debtor’s books and records, inspect the Collateral and arrange for verification of Accounts constituting Collateral directly with such Debtor’s accountants, and, upon and after any Event of Default, account obligors and/or account debtors or by other methods.

Section 4.6	Accounts: Collection and Delivery of Proceeds

Each Debtor shall diligently collect all of its Accounts until such time as an Event of Default has occurred and is continuing and during which the Secured Party exercises its rights to collect the Accounts pursuant to this Agreement.  After the occurrence and during the continuance of an Event of Default, the Debtors shall, at the request of the Secured Party, notify account debtors of the security interest of the Secured Party in any Account and that payment thereof is to be made directly to the Secured Party.  After the occurrence and during the continuance of an Event of Default, upon request of the Secured Party, all Revenue received by the Debtors, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and the Debtors shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect the same).

Section 4.7	Name or Organizational Change.

No Debtor shall change its place of organization, name, identity, type of entity, chief executive office or place where its business records are kept, or merge into or consolidate with any other entity, unless such Debtor shall have given the Secured Party at least 30 days’ prior written notice thereof and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be reasonably necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by this Agreement.

Section 4.8	Collateral in the Possession of a Bailee

If any Collateral is at any time in the possession of a bailee, the Debtors shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and such bailee’s agreement to comply, without further consent of the Debtors, at any time with instructions of the Secured Party as to such Collateral. The Secured Party agrees with the Debtors that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtors with respect to the bailee.

Section 4.9	Electronic Chattel Paper

If any Debtor at any time holds or acquires an interest in any electronic chattel paper constituting or evidencing Collateral, such Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under the UCC, of such electronic chattel paper. The Secured Party agrees with the Debtors that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for the Debtors to make alterations to the electronic chattel paper permitted under the UCC for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtors with respect to such electronic chattel paper.

Section 4.10	Other Actions as to any and all Collateral

Each Debtor further agrees, upon request of the Secured Party and at the Secured Party’s option, to take any and all other actions as the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that any Debtor’s signature thereon is required therefor, (ii) causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral, (iv) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (vi) taking all actions under any earlier versions of the UCC or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant UCC or other jurisdiction, including any foreign jurisdiction.

At any time and from time to time that any Collateral consists of instruments or other items that require or permit possession by the Secured Party to perfect the security interest created hereby, the applicable Debtor shall deliver such Collateral to the Secured Party.

Each Debtor agrees that it shall not permit any person or entity other than the Secured Party to have “control” within the meaning of Article 8 of the UCC of any portion of the Collateral.

If there is any Collateral that can be perfected by “control” through an account control agreement, the applicable Debtor shall cause such an account control agreement, in form and substance in each case satisfactory to the Secured Party, to be entered into and delivered to the Secured Party.

Section 4.11	Material Adverse Change in the Collateral

The Debtors shall, within five (5) Business Days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

Section 4.12	Joinder

Each Debtor shall cause each future subsidiary of such Debtor with operations or material operations (which, if in doubt, shall be in the sole determination of the Secured Party) to immediately become a party hereto (an “Additional Debtor”), by executing and delivering an Additional Debtor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof applicable to the Debtors.  As of the date hereof, each Debtor represents and warrants that it has no subsidiaries (other than the Guarantor, which is a subsidiary of the Maker).  The Additional Debtor shall deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Secured Party may reasonably request.  Upon delivery of the foregoing to the Secured Party, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder, and all references herein to the “Debtors” shall be deemed to include each Additional Debtor.

Section 4.13	Further Assurances

Upon the written request of the Secured Party, and at the sole expense of the Debtors, the Debtors shall promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party reasonably may deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted.  Each Debtor authorizes the Secured Party to file one or more financing statements which may describe the Collateral as set forth above in the definition of “Collateral”, and to file a copy of this Agreement in lieu of a financing statement, in such places and with such governmental offices as the Secured Party reasonably determines to be appropriate or advisable. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument in an amount in excess of $10,000, such note or instrument shall be, upon the Secured Party’s request, delivered to the Secured Party, duly endorsed in a manner satisfactory to it, unless such item is in the process of collection in the ordinary course of business.

ARTICLE 5 - Secured Party’s Rights With Respect To Collateral

Section 5.1	Secured Party’s Rights

The Secured Party may, at any time upon and after an Event of Default and during the continuation thereof, at its option and, whether or not the Obligations are due, without notice or demand on any  Debtor, take the following actions with respect to the Collateral:

5.1.1
with respect to any Accounts (i) notify account debtors  of the security interest of the Secured Party in such Accounts and that payment thereof is to be made directly to the Secured Party; (ii) demand, collect, and provide receipt for any amounts relating thereto, as the Secured Party may determine; (iii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iv) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (v) receive, open and dispose of mail addressed to any Debtor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of any Debtor; and (vi) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes.

Except as otherwise provided herein, the Secured Party shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any Collateral in its possession.

ARTICLE 6 - Defaults

Section 6.1	Events of Default

The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Agreement:

6.1.1
Payments.  If (a) any payment of principal or interest under the Note is not paid in full within five (5) Business Days after the date such payment is due and payable, or (b) any payment under any other Obligation shall not be paid in full within five (5) Business Days after the date that such payment is due and payable.

6.1.2
Covenants.  If any Debtor fails to perform or observe any covenant or agreement (other than as referred to in Section 6.1.1 above) contained in this Agreement, and such failure remains un-remedied for the earlier of ten (10) days after (a) the Secured Party gives written notice thereof to such Debtor or (b) such Debtor becomes aware of such failure.

6.1.3
Validity Of Documents.  If (a) any material provision, in the reasonable opinion of Secured Party, of any Transaction Document shall at any time for any reason cease to be valid, binding and enforceable against any Debtor; (b) the validity, binding effect or enforceability of any Transaction Document shall be contested by anyone other than the Secured Party; or (c) any Transaction Document shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way cease to give or provide to Secured Party the benefits purported to be created thereby.

6.1.4	Transaction Documents. If any “Event of Default” shall have occurred under and as defined in any Transaction Document.

ARTICLE 7 - Secured Party’s Rights and Remedies

Section 7.1	Rights of Secured Party Upon an Event of Default

So long as any Event of Default shall have occurred and is continuing:

7.1.1
the Secured Party may, at its option, without notice or demand, cause all of the Obligations to become immediately due and payable in accordance with the Note and take immediate possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtors can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Secured Party;

7.1.2	the Debtors will, upon demand, assemble the Collateral and make it available to the Secured Party at a place and time designated by the Secured Party that is reasonably convenient to both parties;

7.1.3
the Secured Party may collect and receive all income and proceeds in respect of the Collateral and exercise all rights of the Debtors and perform any of the Debtors’ obligations hereunder with respect thereto, all without liability except to account for property actually received (but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing);

7.1.4
the Secured Party may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such commercially reasonable manner as the Secured Party may determine, and the Secured Party may purchase any Collateral at any such sale.  Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Debtors prior written notice (which, if given at least five (5) Business Days prior to any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made.  Each Debtor agrees that upon any such sale the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Debtors.  In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Debtors shall execute all applications or other instruments as may be required; and

7.1.5
in any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies provided for in its loan documentation, the rights and remedies of a Secured Party under the Uniform Commercial Code.

Section 7.2	Application of Proceeds

The Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including reasonable attorneys’ fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Obligations in such order of priority as provided in the Note.  Any surplus remaining after such application shall be paid to the Debtors or to whomever may be legally entitled thereto, provided that in no event shall the Debtors be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in cash by the Secured Party.  The Debtors shall remain liable for any deficiency.

Section 7.3	Grant of License to Secured Party

Solely for purposes of exercising its remedies set forth in Section 7.1 above, the Secured Party is hereby granted a license or other right to use, without charge, the Debtors’ labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, in each case, which constitutes and relates to the Collateral, in completing production of, advertising for sale and selling any Collateral; and subject to limitations contained therein, the Debtors’ rights under all licenses and all franchise agreements constituting Collateral shall inure to the Secured Party’s benefit.

Section 7.4	Remedies are Cumulative

The remedies in this Section are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which the Secured Party may be entitled.  No failure or delay on the part of the Secured Party in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.  The remedies in this Agreement are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which the Secured Party may be entitled.  All Secured Party’s rights and remedies, whether evidenced by this Agreement or by any other agreement, instrument or document shall be cumulative and may be exercised singularly or concurrently.

Section 7.5	Default Rate

Until paid, all amounts due and payable by the Debtors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment and from the date that is five (5) Business Days after the Secured Party’s demand therefor, interest at the Applicable Rate (as that term is defined in the Note), or after an Event of Default and during the continuation thereof, interest at the Default Rate (as that term is defined in the Note).

Section 7.6	Commercial Reasonableness

To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (i) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as the Debtors, for expressions of interest in acquiring all or any portion of the Collateral, (vi) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (vii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (viii) to dispose of assets in wholesale rather than retail markets, (ix) to disclaim disposition warranties, (x) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (xi) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Debtor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the UCC in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section.  Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to the Debtors or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

ARTICLE 8 - Waivers

Except as required by applicable law and cannot be waived, each Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Debtors under this Agreement or any other document evidencing the Obligations.  With respect to both the Obligations and the Collateral, each Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party reasonably may deem advisable.  The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations.  The Secured Party shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party.  No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right.  A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion.  All rights and remedies of the Secured Party in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

ARTICLE 9 - Marshalling

The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that each of them lawfully may, the Debtors hereby agree that each of them will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that each of them lawfully may, the Debtors hereby irrevocably waive the benefits of all such laws.

ARTICLE 10 - Expenses

The Debtors shall, promptly on demand, pay or reimburse the Secured Party for all reasonable expenses (including reasonable attorneys’ fees of outside counsel or allocated costs of in house counsel) incurred or paid by the Secured Party in connection with the preparation, negotiation, closing, administration or enforcement, of this Agreement, or the Secured Party’s on-site periodic examinations of the Collateral, and for any other amounts permitted to be expended by the Secured Party hereunder, including without limitation such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, priority and value of any security interest created hereby (including without limitation the costs and expenses of filing financing statements, continuation statements and other UCC forms and amendments), the collection, sale or other disposition of any of the Collateral or the exercise by the Secured Party of any of the rights conferred upon it hereunder.  The obligation to pay any such amount shall be an additional Obligation secured hereby and, to the extent permitted by law, each such amount shall bear interest from the date that is five (5) Business Days after the Secured Party’s demand therefor at the Applicable Rate (as that term is defined in the Note), or after an Event of Default and during the continuation thereof, interest at the Default Rate (as that term is defined in the Note).

ARTICLE 11 - Notices

Any demand upon or notice to any Debtor that the Secured Party may give shall be effective when delivered by hand, properly deposited in the  mail as certified mail, postage prepaid and return receipt requested, or sent by electronic facsimile transmission, receipt acknowledged, or delivered to an overnight courier, in each case addressed to such Debtor at the address shown on the first page of this Agreement or such other address as such Debtor may advise the Secured Party in writing.  Any notice by any Debtor to the Secured Party shall be given as aforesaid, addressed to the Secured Party at the address shown on the first page of this Agreement or such other address as the Secured Party may advise the Debtors in writing.

ARTICLE 12 - Successors and Assigns

This Agreement shall be binding upon the Debtors, their successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors and assigns.  Notwithstanding the foregoing sentence, (i) the Debtors shall not have the right to assign or otherwise transfer their respective rights and obligations under this Agreement without the prior written consent of the Secured Party, and (ii) the Secured Party shall not have the right to assign or otherwise transfer its rights and obligations under this Agreement without the prior written consent of the Debtors, except that (a) the Secured Party may assign or otherwise transfer its rights and obligations under this Agreement to an Affiliate of the Secured Party without obtaining the Debtors’ consent, and (b) upon the occurrence of an Event of Default, the Secured Party may assign or otherwise transfer its rights and obligations under this Agreement to any person or entity without obtaining the Debtors’ consent.

ARTICLE 13 - Miscellaneous

Section 13.1	Amendments

This Agreement may not be amended or modified except by a writing signed by the Debtors and the Secured Party, nor may any Debtor assign any of its rights hereunder, except with the Secured Party’s prior written consent as set forth in Article 12 above.

Section 13.2	Governing Law

This Agreement and the terms, covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of the State of New York (without giving effect to any conflicts of law provisions contained therein).

Section 13.3	Consent to Jurisdiction

Each Debtor and the Secured Party (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each Debtor and the Secured Party consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address of such party first set forth above and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 13.3 shall affect or limit any right to serve process in any other manner permitted by law.  Each Debtor and the Secured Party hereby agrees that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

Section 13.4	Collateral in the name of the Debtors and others

In the event that any Collateral stands in the name of any Debtor and another or others jointly, as between the Secured Party and such Debtor, the Secured Party may deal with the same for all purposes as if it belonged to or stood in the name of such Debtor alone.

Section 13.5	Section Headings

Article and Section headings are for convenience of reference only and are not a part of this Agreement.

Section 13.6	WAIVER OF JURY TRIAL

EACH DEBTOR AND THE SECURED PARTY HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR, ARISING OUT OF: (A) THIS SECURITY AGREEMENT OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH; (B) THE VALIDITY, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF; OR (C) ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE DEBTORS AND THE SECURED PARTY IN RESPECT OF THIS AGREEMENT.

ARTICLE 14 - Power of Attorney

Section 14.1	Appointment and Powers of Secured Party

Each Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Debtor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Debtor, without notice to or assent by such Debtor except as expressly provided for herein, to do the following:

14.1.1
upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtors’ expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Debtors might do, including, without limitation, (A) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (B) upon written notice to the Debtors, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (C) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

14.1.2
to file financing statements with respect hereto, with or without any Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in any Debtor’s name such financing statements and amendments thereto and continuation statements which may require such Debtor’s signature.

Section 14.2	Ratification by Debtors

To the extent permitted by law, each Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

Section 14.3	No Duty on Secured Party

The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Debtor for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

Section 14.4	References to “Debtors,” “Guarantor” and “Subsidiaries”

In the event that the Maker does not have any subsidiaries, then references herein to “debtors,” “guarantor,” and “subsidiaries” shall be deemed to refer to the Maker.

ARTICLE 15 - Termination

This Agreement and the security interests granted hereunder shall terminate upon payment, in full, of all the Obligations then outstanding, whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, upon the request and at the expense of the Debtors, any remaining Collateral to or on the order of Debtors.  At the same time Secured Party shall execute and deliver to the Debtors, at the Debtors’ expense, such Uniform Commercial Code termination statements as shall be reasonably requested by the Debtors to effect the termination and release of the security interests in favor of the Secured Party affecting the Collateral.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed as of the date first written above.

Debtors

ECHO THERAPEUTICS, INC.

By:  /s/ Christopher P. Schnittker
                 Name:  Christopher P. Schnittker
 Title:  SVP and CFO

SONTRA MEDICAL, INC.

By:  /s/ Patrick Mooney
 Name:  Patrick Mooney
 Title:  Chief Executive Officer

Secured Party

PLATINUM-MONTAUR LIFE SCIENCES, LLC

By:  /s/ Michael M. Goldberg, M.D.
                 Name:  Michael M. Goldberg, M.D.
 Title:   _______________

ANNEX A
to
SECURITY
AGREEMENT

FORM OF ADDITIONAL DEBTOR JOINDER

Reference is hereby made to the Security Agreement dated as of ______________, 2012 made by ECHO THERAPEUTICS, INC. and its subsidiaries party thereto from time to time, as Debtors to and in favor of the Secured Party identified therein (the “Security Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

The undersigned hereby agrees that upon delivery of this Additional Debtor Joinder to the Secured Party referred to above, the undersigned shall (a) be an Additional Debtor under the Security Agreement, (b) have all the rights and obligations of the Debtors under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth therein as of the date of execution and delivery of this Additional Debtor Joinder.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE SECURED PARTY A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

An executed copy of this Joinder shall be delivered to the Secured Party, and the Secured Party may rely on the matters set forth herein on or after the date hereof.  This Joinder shall not be modified, amended or terminated without the prior written consent of the Secured Party.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

[Name of Additional Debtor]

By: ___________________________
Name:
Title:

Address:

Dated:	_______________________